SUMMARY PROSPECTUS

FEBRUARY 1, 2010, AS AMENDED MAY 25, 2010

TIAA-CREF INFLATION-LINKED BOND FUND

of the TIAA-CREF Funds

Class Ticker: Retail TCILX Retirement TIKRX Premier TIKPX Institutional TIILX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.tiaa-cref.org/tcfilb. You can also get this information at no cost by calling 800 223-1200 or by sending an e-mail request to disclosure@tiaa-cref.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated February 1, 2010, and the audited financial statements on pages 114-190 of the Fund’s shareholder report dated September 30, 2009 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Retirement Class	Premier Class	Institutional Class
Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%	0%
Account Maintenance Fee (annual fee on accounts under $2,000)	$15.00	0%	0%	0%

TIAA-CREF Inflation-Linked Bond Fund  ■  Summary Prospectus     1

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class
Management Fees[1]	0.25%	0.25%	0.25%	0.25%
Distribution (Rule 12b-1) Fees[2]	0.25%	—	0.15%	—
Other Expenses[3]	0.20%	0.34%	0.09%	0.09%
Total Annual Fund Operating Expenses	0.70%	0.59%	0.49%	0.34%
Waivers and Expense Reimbursements[4]	0.00%	0.00%	0.00%	0.00%
Net Annual Fund Operating Expenses	0.70%	0.59%	0.49%	0.34%

1 The management fees have been restated to reflect current fees under an amendment dated May 1, 2010 (the “Amendment”) to the Fund’s Investment Management Agreement dated February 1, 2006 with Teachers Advisors, Inc. The changes to the management fees under the Amendment became effective as of May 1, 2010.

2 The Retail and Premier Classes of the Fund have each adopted a Distribution (12b-1) Plan that reimburses and compensates, respectively, the Fund’s distributor, Teachers Personal Investors Services, Inc. (“TPIS”), for providing distribution, promotional and shareholder services to the Retail and Premier Class shares at the annual rate of 0.25% and 0.15% of average daily net assets attributable to Retail and Premier Class shares, respectively. Although historically reimbursements under this Plan for Retail Class shares have been waived by TPIS, effective August 1, 2009, this waiver terminated. Therefore, because the termination has been in effect for only a partial year for Retail Class shares, the amounts shown in the “Net Annual Fund Operating Expenses” column above are estimated to be the expense ratios that Retail Class shareholders will actually pay.

3 For the Premier Class, Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the share class.

4 Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.70% of average daily net assets for Retail Class shares; (ii) 0.60% of average daily net assets for Retirement Class shares; (iii) 0.50% of average daily net assets for Premier Class shares; and (iv) 0.35% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

2     Summary Prospectus  ■  TIAA-CREF Inflation-Linked Bond Fund

	Retail Class	Retirement Class	Premier Class	Institutional Class
1 Year	$72	$60	$50	$35
3 Years	$224	$189	$157	$109
5 Years	$390	$329	$274	$191
10 Years	$871	$738	$616	$431

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in fixed-income securities whose principal value increases or decreases based on changes in the Consumer Price Index for All Urban Consumers (“CPI-U”), over the life of the security. Typically, the Fund will invest in U.S. Treasury Inflation-Indexed Securities (“TIIS”). The Fund can also invest in (1) other inflation-indexed bonds issued or guaranteed by the U.S. Government or its agencies, by corporations and other U.S. domiciled issuers, as well as foreign governments, and (2) money market instruments or other short-term securities.

Like conventional bonds, inflation-indexed bonds generally pay interest at fixed intervals and return the principal at maturity. Unlike conventional bonds, an inflation-indexed bond’s principal or interest is adjusted periodically to reflect changes in a specified inflation index. Inflation-indexed bonds are designed to preserve purchasing power over the life of the bond while paying a “real” rate of interest (i.e., a return over and above the inflation rate). These bonds are generally issued at a fixed interest rate that is lower than that of conventional bonds of comparable maturity and quality, but they generally retain their value against inflation over time.

The principal amount of a TIIS bond is adjusted periodically for inflation using the CPI-U. Interest is paid twice a year. The interest rate is fixed, but the amount of each interest payment varies as the principal is adjusted for inflation. The principal amount of a TIIS instrument may diminish in times of deflation. However, the U.S. Treasury guarantees that the final principal payment at maturity is at least the original principal amount of the bond. The interest and principal components of the bonds may be “stripped” or sold separately. The Fund can buy or sell either component.

TIAA-CREF Inflation-Linked Bond Fund  ■  Summary Prospectus     3

The Fund may also invest in inflation-indexed bonds issued or guaranteed by foreign governments and their agencies, as well as other foreign issuers. These investments are usually designed to track the inflation rate in the issuing country. Under most circumstances, the Fund’s investments in inflation-linked bonds of foreign issuers is generally less than 25% of its assets.

The Fund is managed to maintain a duration that is similar to its benchmark index, the Barclays Capital U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L). Duration is the approximate percentage change in the price of a bond in response to a change in prevailing interest rates. As of December 31, 2009, the duration of the Barclays Capital U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L) was 4.92 years. By keeping the duration of the Fund close to that of the index, the returns due to changes in interest rates should be similar between the Fund and the index. Typically, the Fund invests in corporate and foreign inflation-indexed bonds that are similar in duration and maturity as those of U.S. Government inflation-indexed bonds.

The Fund also may invest in any of the fixed-income securities in which the Bond Fund invests, provided that no more than 5% of its assets are invested in fixed-income securities rated below investment-grade.

PRINCIPAL INVESTMENT RISKS

You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

• Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

• Active Management Risk—The risk that poor securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Special Risks for Inflation-Indexed Bonds—The risk that interest payments on, or market values of, inflation-indexed bonds decline because of a decline in inflation (or deflation) or changes in investors’ inflation expectations.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 10 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class.

4     Summary Prospectus  ■  TIAA-CREF Inflation-Linked Bond Fund

The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class, Retirement Class and Retail Class over the one-year, five-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. The Premier Class does not have a full calendar year of performance and is not included in the table. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Institutional Class shares.

The returns shown below reﬂect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 5.32%, for the quarter ended March 31, 2008. Worst quarter: -3.46%, for the quarter ended September 30, 2008.

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AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Five Years	Since Inception
Institutional Class (Inception: October 1, 2002)
Return Before Taxes	9.54%	4.29%	5.35%
Return After Taxes on Distributions	9.28%	2.79%	3.82%
Return After Taxes on Distributions and Sale of
Fund Shares	6.20%	2.80%	3.72%
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	11.41%	4.63%	5.65%
Retail Class (Inception: October 1, 2002)
Return Before Taxes	9.49%	4.18%	5.22%
Retirement Class (Class Inception: March 31, 2006)
Return Before Taxes	9.28%	4.15%*	5.25%*

Current performance of the Fund’s shares may be higher or lower than that shown above.

* The performance shown for the Retirement Class that is prior to its inception date is based on performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect higher expenses of the Retirement Class. If those expenses had been reflected, the performance would have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

For the Fund’s most current 30-day yield, please call the Fund at 800 842-2252.

PORTFOLIO MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Managers. The following person manages the Fund on a day-to-day basis:

Name:	John M. Cerra
Title:	Managing Director
Experience on Fund:	since 2008

PURCHASE AND SALE OF FUND SHARES

Retail Class shares are available for purchase through financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or

6     Summary Prospectus  ■  TIAA-CREF Inflation-Linked Bond Fund

accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

• The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

• There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

• There is a $100 million aggregate plan size and $1 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 60 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Inflation-Linked Bond Fund  ■  Summary Prospectus     7

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